United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to

Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2016

(Date of Report)

Ceetop Inc.

(Exact name of registrant as specified in its charter)

Oregon	000-53307	98-0408707
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A2803, Lianhe Guangchang, 5022 Binhe Dadao, Futian District, Shenzhen, China	518026
(Address of principal executive offices)	(Zip Code)

(86-755) 3336-6628
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 14, 2016 Guizhou Ceetop Group Holding Co., Limited ("GZ Ceetop"), a subsidiary of Ceetop Inc. (the “Company”), entered into an agreement whereby it sold its equity interest in Softview, with an original value of $1,317,968 (8,500,000 RMB), to Softview for $1,162,913 (7,500,000 RMB, the “Purchase Price”). The Purchase Price was payable as follows: offsetting by Softview of $1,007,858 (6,500,000 RMB) owed to it by GZ Ceetop , 500,000 RMB payable before March 1, 2017, and 500,000 RMB payable before May 1, 2017, respectively.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2016	CEETOP INC.

/s/ Weiliang Liu
Weiliang Liu
President

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